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                                                                    EXHIBIT 23.2


                            INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of In Home Health, Inc. 1991 Employee Stock Purchase Plan on Form S-8 of our report dated November 12, 1996 appearing in the Annual Report on Form 10-K for the year ended September 30, 1996.

                             DELOITTE & TOUCHE L.L.P.


                             /s/ Deloitte & Touche L.L.P.


Minneapolis, Minnesota
September 18, 1997